UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2019

Steel Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35319	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 663-5000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	STCN	NASDAQ Global Select

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2019, ModusLink Corporation and ModusLink PTS, Inc. (collectively, and with each person joined to the Credit Agreement as a borrower from time to time, the “Borrowers”) and Modus Media International Documentation Services (Ireland), Limited, Modus Media International (Ireland) Limited, SalesLink Mexico Holding Corp., and Sol Holdings, Inc. (collectively, and with each Person joined to the Credit Agreement as a guarantor from time to time, the “Guarantors”), each a direct or indirect subsidiary of Steel Connect, Inc. (the “Company”), entered into a Second Amendment to Revolving Credit and Security Agreement (the “Second Amendment”) by and among the Borrowers, the Guarantors, the financial institutions named as parties thereto from time to time as lenders (collectively, the “Lenders”) and PNC Bank, National Association, as a Lender and as agent for the Lenders (“Agent”).

The Second Amendment amends that certain Revolving Credit and Security Agreement, dated as of June 30, 2014, by and among the Borrowers, Guarantors, Lenders and Agent (as previously amended, the “Credit Agreement”) in order to, among other things, (i) reduce the aggregate Revolving Commitment Amounts (as defined in the Credit Agreement) of the Lenders and the related Maximum Revolving Advance Amount (as defined in the Credit Agreement) available to Borrowers under the Credit Agreement, from $50,000,000 to $25,000,000, and (ii) to extend the maturity of the term under the Credit Agreement by six (6) months from June 30, 2019 through December 31, 2019.

The foregoing summary of the material terms of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Second Amendment provided under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Revolving Credit and Security Agreement, dated as of April 30, 2019, by and among ModusLink Corporation, ModusLink PTS, Inc., Modus Media International Documentation Services (Ireland), Limited, Modus Media International (Ireland) Limited, SalesLink Mexico Holding Corp., Sol Holdings, Inc., and PNC Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 3, 2019	Steel Connect, Inc.

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Chief Financial Officer